EXHIBIT 99.1

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Statement
Third Quarter and Nine Months
(In millions except per share amounts)
UNAUDITED

	Three Months		Nine Months
	Ended September 30,		Ended September 30,

	2002	2001	2002	2001

Revenues	$ 2,518.1	$ 2,374.9	$ 7,411.4	$ 7,125.5

Cost of goods sold	1,951.5	1,865.0	5,720.6	5,585.6

Selling & administrative expenses	387.5	368.8	1,114.6	1,066.3

Restructuring charges	10.7	25.6	29.8	57.2

Operating income	168.4	115.5	546.4	416.4

Interest expense	(59.1)	(66.1)	(178.1)	(191.7)

Other income/(expense)	(0.1)	(18.1)	(28.8)	(26.8)

Earnings before taxes	109.2	31.3	339.5	197.9

Provision for taxes	19.9	(2.6)	61.9	51.8

Net earnings before cumulative effect
of change in accounting principle	89.3	33.9	277.6	146.1

Cumulative effect of change in
accounting principle, net of tax	-	-	(634.5)	-

Net earnings/(loss)	$ 89.3	$ 33.9	$ (356.9)	$ 146.1

Basic earnings per share
Net earnings before cumulative effect
of change in accounting principle	$ 0.53	$ 0.20	$ 1.64	$ 0.89

Cumulative effect of change in
accounting principle, net of tax	-	-	(3.76)	-

	$ 0.53	$ 0.20	$ (2.12)	$ 0.89

Diluted earnings per share
Net earnings before cumulative effect
of change in accounting principle	$ 0.53	$ 0.20	$ 1.63	$ 0.88

Cumulative effect of change in
accounting principle, net of tax	-	-	(3.72)	-

	$ 0.53	$ 0.20	$ (2.09)	$ 0.88
Average number of common
shares outstanding:
Basic	169.2	168.3	168.8	164.3
Diluted	169.9	169.2	170.3	165.5

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION				1

INGERSOLL-RAND COMPANY LIMITED
Business Review
Third Quarter and Nine Months
(In millions except percentages)
UNAUDITED

	Three Months		Nine Months
	Ended September 30,		Ended September 30,

	2002	2001	2002	2001

Climate Control
Revenues	$ 639.5	$ 652.4	$ 1,769.2	$ 1,771.2
Operating income	41.5	24.4	102.0	25.5
and as a % of revenues	6.5%	3.7%	5.8%	1.4%

Industrial Solutions
Air & Productivity Solutions
Revenues	328.3	320.8	961.5	986.0
Operating income	12.0	2.7	51.5	52.2
and as a % of revenues	3.7%	0.8%	5.4%	5.3%

Dresser Rand
Revenues	230.5	208.3	677.0	571.1
Operating income/(loss)	9.1	3.5	8.9	(9.4)
and as a % of revenues	3.9%	1.7%	1.3%	-1.6%

Engineered Solutions
Revenues	294.7	254.4	904.7	796.7
Operating income	9.4	13.2	46.4	48.9
and as a % of revenues	3.2%	5.2%	5.1%	6.1%

Industrial Solutions
Revenues	853.5	783.5	2,543.2	2,353.8
Operating income	30.5	19.4	106.8	91.7
and as a % of revenues	3.6%	2.5%	4.2%	3.9%

Infrastructure
Revenues	623.9	578.5	1,988.3	1,959.6
Operating income	44.7	34.5	197.1	190.3
and as a % of revenues	7.2%	6.0%	9.9%	9.7%

Security & Safety
Revenues	401.2	360.5	1,110.7	1,040.9
Operating income	70.3	61.2	200.7	171.8
and as a % of revenues	17.5%	17.0%	18.1%	16.5%

Total
Revenues	$ 2,518.1	$ 2,374.9	$ 7,411.4	$ 7,125.5
Operating income	187.0	139.5	606.6	479.3
and as a % of revenues	7.4%	5.9%	8.2%	6.7%

Unallocated corporate expense	(18.6)	(24.0)	(60.2)	(62.9)

Consolidated operating income	$ 168.4	$ 115.5	$ 546.4	$ 416.4
and as a % of revenues	6.7%	4.9%	7.4%	5.8%

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION				2

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Third Quarter
(In millions except per share amounts)
UNAUDITED

	2002			2001

		Restructure			Restructure
	Reported	and Other	Adjusted	Reported	and Other	Adjusted
	Results	Charges	Results	Results	Charges	Results

Revenues	$ 2,518.1	$ -	$ 2,518.1	$ 2,374.9	$ -	$ 2,374.9

Cost of goods sold	1,951.5	9.1	1,942.4	1,865.0	24.4	1,840.6

Selling & administrative expenses	387.5	1.6	385.9	368.8	13.2	355.6

Restructuring charges	10.7	10.7	-	25.6	25.6	-

Operating income	168.4	(21.4)	189.8	115.5	(63.2)	178.7

Interest expense	(59.1)	-	(59.1)	(66.1)	-	(66.1)

Other income/(expense)	(0.1)	-	(0.1)	(18.1)	-	(18.1)

Earnings before taxes	109.2	(21.4)	130.6	31.3	(63.2)	94.5

Provision for taxes	19.9	(6.2)	26.1	(2.6)	(20.8)	18.2

Net earnings before cumulative effect
of change in accounting principle	$ 89.3	$ (15.2)	$ 104.5	$ 33.9	$ (42.4)	$ 76.3

Earnings per share:
- Basic	$ 0.53		$ 0.62	$ 0.20		$ 0.45
- Diluted	$ 0.53		$ 0.61	$ 0.20		$ 0.45

Average number of common
shares outstanding:
Basic	169.2		169.2	168.3		168.3
Diluted	169.9		169.9	169.2		169.2

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION						3

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Third Quarter
(In millions except percentages)
UNAUDITED

	2002			2001

		Restructure			Restructure		Excluding
	Reported	& Other	Adjusted	Reported	& Other	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Results	Amortization *
Climate Control
Revenues	$ 639.5	$ -	$ 639.5	$ 652.4	$ -	$ 652.4	$ 652.4
Operating income	41.5	0.1	41.4	24.4	(14.7)	39.1	61.1
and as a % of revenues	6.5%		6.5%	3.7%		6.0%	9.4%

Industrial Solutions
Air & Productivity Solutions
Revenues	328.3	-	328.3	320.8	-	320.8	320.8
Operating income	12.0	(7.9)	19.9	2.7	(17.4)	20.1	20.9
and as a % of revenues	3.7%		6.1%	0.8%		6.3%	6.5%

Dresser Rand
Revenues	230.5	-	230.5	208.3	-	208.3	208.3
Operating income	9.1	-	9.1	3.5	(0.7)	4.2	6.5
and as a % of revenues	3.9%		3.9%	1.7%		2.0%	3.1%

Engineered Solutions
Revenues	294.7	-	294.7	254.4	-	254.4	254.4
Operating income	9.4	(7.3)	16.7	13.2	(7.2)	20.4	20.4
and as a % of revenues	3.2%		5.7%	5.2%		8.0%	8.0%

Industrial Solutions
Revenues	853.5	-	853.5	783.5	-	783.5	783.5
Operating income	30.5	(15.2)	45.7	19.4	(25.3)	44.7	47.8
and as a % of revenues	3.6%		5.4%	2.5%		5.7%	6.1%

Infrastructure
Revenues	623.9	-	623.9	578.5	-	578.5	578.5
Operating income	44.7	(2.1)	46.8	34.5	(4.8)	39.3	46.0
and as a % of revenues	7.2%		7.5%	6.0%		6.8%	8.0%

Security & Safety
Revenues	401.2	-	401.2	360.5	-	360.5	360.5
Operating income	70.3	(5.1)	75.4	61.2	(11.4)	72.6	76.1
and as a % of revenues	17.5%		18.8%	17.0%		20.1%	21.1%

Total
Revenues	$ 2,518.1	$ -	$ 2,518.1	$ 2,374.9	$ -	$ 2,374.9	$ 2,374.9
Operating income	187.0	(22.3)	209.3	139.5	(56.2)	195.7	231.0
and as a % of revenues	7.4%		8.3%	5.9%		8.2%	9.7%

Unallocated corporate expense	(18.6)	0.9	(19.5)	(24.0)	(7.0)	(17.0)	(16.9)

Consolidated operating income	$ 168.4	$ (21.4)	$ 189.8	$ 115.5	$ (63.2)	$ 178.7	$ 214.1
and as a % of revenues	6.7%		7.5%	4.9%		7.5%	9.0%

* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION							4

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Nine Months Ended September 30,
(In millions except per share amounts)
UNAUDITED

	2002			2001

		Restructure			Restructure
	Reported	and Other	Adjusted	Reported	and Other	Adjusted
	Results	Charges	Results	Results	Charges	Results

Revenues	$ 7,411.4	$ -	$ 7,411.4	$ 7,125.5	$ -	$ 7,125.5

Cost of goods sold	5,720.6	31.3	5,689.3	5,585.6	65.8	5,519.8

Selling & administrative expenses	1,114.6	6.1	1,108.5	1,066.3	31.1	1,035.2

Restructuring charges	29.8	29.8	-	57.2	57.2	-

Operating income	546.4	(67.2)	613.6	416.4	(154.1)	570.5

Interest expense	(178.1)	-	(178.1)	(191.7)	-	(191.7)

Other income/(expense)	(28.8)	-	(28.8)	(26.8)	-	(26.8)

Earnings before taxes	339.5	(67.2)	406.7	197.9	(154.1)	352.0

Provision for taxes	61.9	(19.4)	81.3	51.8	(51.0)	102.8

Net earnings before cumulative effect
of change in accounting principle	$ 277.6	$ (47.8)	$ 325.4	$ 146.1	$ (103.1)	$ 249.2

Earnings per share:
- Basic	$ 1.64		$ 1.93	$ 0.89		$ 1.52
- Diluted	$ 1.63		$ 1.91	$ 0.88		$ 1.51

Average number of common
shares outstanding:
Basic	168.8		168.8	164.3		164.3
Diluted	170.3		170.3	165.5		165.5

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION						5

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Nine Months Ended September 30,
(In millions except percentages)
UNAUDITED

	2002			2001

		Restructure			Restructure		Excluding
	Reported	& Other	Adjusted	Reported	& Other	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Results	Amortization *
Climate Control
Revenues	$ 1,769.2	$ -	$ 1,769.2	$ 1,771.2	$ -	$ 1,771.2	$ 1,771.2
Operating income	102.0	(9.9)	111.9	25.5	(41.7)	67.2	131.7
and as a % of revenues	5.8%		6.3%	1.4%		3.8%	7.4%

Industrial Solutions
Air & Productivity Solutions
Revenues	961.5	-	961.5	986.0	-	986.0	986.0
Operating income	51.5	(9.7)	61.2	52.2	(28.4)	80.6	82.7
and as a % of revenues	5.4%		6.4%	5.3%		8.2%	8.4%

Dresser Rand
Revenues	677.0	-	677.0	571.1	-	571.1	571.1
Operating income/(loss)	8.9	(1.5)	10.4	(9.4)	(8.1)	(1.3)	5.3
and as a % of revenues	1.3%		1.5%	-1.6%		-0.2%	0.9%

Engineered Solutions
Revenues	904.7	-	904.7	796.7	-	796.7	796.7
Operating income	46.4	(17.4)	63.8	48.9	(22.9)	71.8	71.8
and as a % of revenues	5.1%		7.1%	6.1%		9.0%	9.0%

Industrial Solutions
Revenues	2,543.2	-	2,543.2	2,353.8	-	2,353.8	2,353.8
Operating income	106.8	(28.6)	135.4	91.7	(59.4)	151.1	159.8
and as a % of revenues	4.2%		5.3%	3.9%		6.4%	6.8%

Infrastructure
Revenues	1,988.3	-	1,988.3	1,959.6	-	1,959.6	1,959.6
Operating income	197.1	(11.9)	209.0	190.3	(15.8)	206.1	225.9
and as a % of revenues	9.9%		10.5%	9.7%		10.5%	11.5%

Security & Safety
Revenues	1,110.7	-	1,110.7	1,040.9	-	1,040.9	1,040.9
Operating income	200.7	(9.6)	210.3	171.8	(24.6)	196.4	207.1
and as a % of revenues	18.1%		18.9%	16.5%		18.9%	19.9%

Total
Revenues	$ 7,411.4	$ -	$ 7,411.4	$ 7,125.5	$ -	$ 7,125.5	$ 7,125.5
Operating income	606.6	(60.0)	666.6	479.3	(141.5)	620.8	724.5
and as a % of revenues	8.2%		9.0%	6.7%		8.7%	10.2%

Unallocated corporate expense	(60.2)	(7.2)	(53.0)	(62.9)	(12.6)	(50.3)	(50.2)

Consolidated operating income	$ 546.4	$ (67.2)	$ 613.6	$ 416.4	$ (154.1)	$ 570.5	$ 674.3
and as a % of revenues	7.4%		8.3%	5.8%		8.0%	9.5%

* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.

SEE ATTACHED FILE FOR ADDITIONAL INFORMATION							6

INGERSOLL-RAND COMPANY LIMITED
Condensed Consolidated Balance Sheet
(In millions)
UNAUDITED

	September	December
	30, 2002	31, 2001
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$ 114.3	$ 121.4
Accounts and notes receivable, net	1,554.2	1,482.9
Inventories	1,425.8	1,295.3
Prepaid expenses and deferred income taxes	295.5	288.2

Total current assets	3,389.8	3,187.8

Property, plant and equipment, net	1,630.5	1,633.0
Goodwill, net	3,991.5	4,811.7
Intangible assets, net	888.9	849.1
Other assets and noncurrent deferred tax	841.9	582.1

Total assets	$ 10,742.6	$ 11,063.7

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$ 734.1	$ 761.0
Accrued expenses and other current liabilities	1,549.6	1,526.3
Loans payable	1,273.5	563.7

Total current liabilities	3,557.2	2,851.0

Long-term debt	2,166.2	2,900.7
Other noncurrent liabilities	1,418.7	1,395.4

	7,142.1	7,147.1
Shareholders' equity:
Common stock	169.2	168.0
Other shareholders' equity	3,666.1	4,070.0
Accumulated other comprehensive income	(234.8)	(321.4)

Total shareholders' equity	3,600.5	3,916.6

Total liabilities and equity	$ 10,742.6	$ 11,063.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION		7